UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Under §240.14a-12

COMMUNITY HEALTH SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount previously paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Your Vote Counts! COMMUNITY HEALTH SYSTEMS, INC. 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET D42276-P47557 You invested in COMMUNITY HEALTH SYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 11, 2021 8:00 AM CT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CYH2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

COMMUNITY HEALTH SYSTEMS, INC.

2021 Annual Meeting
Vote by May 10, 2021
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors	
Nominees:	
1a. John A. Clerico	For
1b. Michael Dinkins	For
1c. James S. Ely III	For
1d. John A. Fry	For
1e. Tim L. Hingtgen	For
1f. Elizabeth T. Hirsch	For
1g. William Norris Jennings, M.D.	For
1h. K. Ranga Krishnan, MBBS	For
1i. Julia B. North	For
1j. Wayne T. Smith	For
1k. H. James Williams, Ph.D.	For
2. Proposal to approve on an advisory (non-binding) basis the compensation of the Company's named executive officers.	For
3. Proposal to approve the amendment and restatement of the Community Health Systems, Inc. 2009 Stock Option and Award Plan, which was approved by the Board of Directors on March 17, 2021, subject to stockholder approval.	For
4. Proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D42277-P47557